EXHIBIT 99.1

eLAYAWAY, INC. and SUBSIDIARIES
Consolidated Balance Sheets

	March 31,	December 31,
	2010	2009
	(unaudited)

ASSETS

Current assets
Cash	$31,100	$30,983
Escrow cash	188,824	162,508
Prepaid expenses	22,015	25,682

Total current assets	241,939	219,173

Fixed assets, net	34,824	54,290

Intangibles, net	5,030	14,481

Deposits	10,000	-

Total assets	$291,793	$287,944

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
Capitalized leases	$1,706	$2,974
Notes payable	185,703	175,703
Note payable to related party	15,300	15,300
Accounts payable	463,210	418,008
Accounts payable to related party	34,341	20,138
Accrued liabilities	435,399	381,895
Escrow liability	188,824	111,428

Total current liabilities	1,324,483	1,125,446

Total liabilities	1,324,483	1,125,446

Commitments and contingencies (Note 5)

Shareholders' equity (deficiency)
Preferred Stock, par value $0.001, 50,000,000 shares authorized
Series A preferred stock, $0.001 par value, 1,854,013 shares designated,
issued and outstanding (liquidation value $1,200,000)	1,854	1,854
Series B preferred stock, $0.001 par value, 2,788,368 shares designated,
issued and outstanding (liquidation value $1,770,000)	2,788	2,788
Series C preferred stock, $0.001 par value, 3,142,452 shares designated,
issued and outstanding (liquidation value $3,251,050)	3,142	3,142
Series D preferred stock, $0.001 par value, 1,889,594 shares designated,
186,243 and 132,242 issued and outstanding at March 31, 2010 and December 31, 2009, respectively (liquidation value $295,750)	186	132
Common stock, par value $0.001, 100,000,000 shares authorized,
9,221,517 shares issued and outstanding	9,222	9,222
Additional paid-in capital	6,526,857	6,442,411
Accumulated deficit	(7,576,739)	(7,297,051)

Total shareholders' equity (deficiency)	(1,032,690)	(837,502)

Total liabilities and shareholders' equity (deficiency)	$291,793	$287,944

See accompanying notes to consolidated financial statements

eLAYAWAY, INC. and SUBSIDIARIES
Consolidated Statements of Operations
(unaudited)

	For the Three Months Ended
	March 31,
	2010	2009

Sales	$23,840	$38,721
Cost of sales	77,680	147,279

Gross loss	(53,840)	(108,558)

Selling, general and administrative expenses	217,149	316,641

Loss from operations	(270,989)	(425,199)

Other income (expense)	(8,699)	(825)

Net Loss	$(279,688)	$(426,024)

Net loss per share - basic and diluted	$(0.03)	$(0.05)
Weighted average number of common shares outstanding - basis
and diluted	9,221,517	9,221,517

See accompanying notes to consolidated financial statements

eLAYAWAY, INC. and SUBSIDIARIES
Consolidated Statements of Cash Flows
For the Three Months Ended March 31,
(unaudited)
	2010	2009

Cash flows from operating activities
Net loss	$(279,688)	$(426,024)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation	19,466	19,466
Amortization of intangibles	9,451	27,586
Changes in operating assets and liabilities
(Increase) Decrease in:
Escrow	(26,316)	(139,509)
Prepaid expenses	3,667	(7,602)
Increase (Decrease) in:
Accounts payable	71,451	135,331
Accounts payable to related party	13,704	-
Accrued expenses	53,504	109,027
Escrow liability	77,396	136,053

Net cash used in operating activities	(57,365)	(145,672)

Cash flows from financing activities
Proceeds from loans	-	50,703
Proceeds from related party loans	-	-
Repayment of capitalized leases	(1,268)	(1,712)
Proceeds from sale of Series C Preferred Stock	-	105,000
Proceeds from sale of Series D Preferred Stock	60,000	-
Contributed officers accrued payroll	-	-
Series D offering costs	(1,250)	-

Net cash provided by financing activities	57,482	153,991

Net increase in cash	117	8,319

Cash at beginning of period	30,983	7,567

Cash at end of period	$31,100	$15,886

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$8,699	$825
Taxes paid	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Settlement of accounts payable with Series D preferred stock	$25,750	$-
Issuance of note payable for lease deposit	$10,000	$-

See accompanying notes to consolidated financial statements

eLAYAWAY, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
March 31, 2010

NOTE 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

eLayaway, Inc. (the “Company”, “we”, “us”, “our” or “eLayaway”) was a Florida limited liability company that was formed on September 8, 2005 in Florida.  On September 1, 2009, the Managing Members of eLayaway filed with the State of Florida to convert the Company to a corporation.  For accounting purposes, the conversion to a corporation is treated as a recapitalization and reflected retrospectively for all periods presented in the accompanying consolidated financial statements.

Prior to the formation of eLayaway, the research and development of the eLayaway concept operated under the entity Triadium, LLC.  The investors and founders of Triadium, LLC then formed eLayaway, LLC to commercialize the eLayaway business concept.  There were no assets or liabilities contributed to eLayaway from Triadium, LLC at the time of formation of eLayaway, LLC.

In April 2007, the Company formed eLayaway Australia Pty, Ltd., an Australian company.  This entity is 97% owned by eLayaway and has been inactive since inception.

On February 18, 2009, the Company acquired MDIP, LLC (“MDIP”), for nominal consideration, from its three founders, who are also the founders of eLayaway.  MDIP holds the intellectual property rights related to the electronic payment systems and methods for which a non-provisional patent application was filed on October 17, 2006 for a Letters Patent of the United States and assigned a Utility Patent application Serial No. 11/550,301.  On March 8, 2010, MDIP assigned the Utility Patent Application to eLayaway.  On March 19, 2010,,the Company filed with the State of Florida for the dissolution of MDIP.

On March 25, 2009, one of the founders of eLayaway assigned the “eLayaway” trademark to the Company for nominal consideration including $6,468 of legal fees paid by the Company in 2006.

Basis of Presentation

The accompanying unaudited consolidated financial statements of eLayaway, Inc. and Subsidiaries have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X. The results of operations for the interim period ended March 31, 2010 shown in this report are not necessarily indicative of results to be expected for the full fiscal year ending December 31, 2010. In the opinion of the Company’s management, the information contained herein reflects all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the Company’s results of operations, financial position and cash flows. The unaudited interim financial statements should be read in conjunction with the audited consolidated financial statements in the Company’s Form 8-K filed on April 16, 2010 and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Nature of Operations

The eLayaway ® concept is an online payment system that allows consumers to pay for the products and services they want using manageable periodic payments thereby making their purchases affordable and easy to budget.  Payments are automatically drafted from the consumer’s checking account via Automated Clearing House (“ACH”) on the schedule set by the consumer at the time of purchase.  Like traditional layaway of the past, delivery of the product or service occurs upon payment in full.  Although the payment process and supporting services are handled by eLayaway®, the merchant handles the order fulfillment.

Principles of Consolidation

The consolidated financial statements include the accounts of eLayaway and its wholly-owned subsidiary, MDIP, LLC and majority owned subsidiary eLayaway Australia Pty, Ltd.  All significant inter-company balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Significant estimates in the accompanying consolidated financial statements include the amortization period for intangible assets, impairment valuation of intangible assets, depreciable lives of the website and property and equipment, valuation of share-based payments and the valuation allowance on deferred tax assets.

Fair Value of Financial Instruments

The Company measure their financial assets and liabilities in accordance with generally accepted accounting principles.  For certain of our financial instruments, including cash, accounts payable, accrued expenses escrow liability and short term loans the carrying amounts approximate fair value due to their short maturities.

Effective January 1, 2008, we adopted accounting guidance for financial and non-financial assets and liabilities.  The adoption did not have a material impact on our results of operations, financial position or liquidity.  This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures.  This standard does not require any new fair value measurements, but rather applies to all other accounting pronouncements that require or permit fair value measurements.  This guidance does not apply to measurements related to share-based payments.  This guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost).  The guidance utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.  The following is a brief description of those three levels:

 Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly.  These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

We currently measure and report at fair value our intangible assets.  The fair value of intangible assets has been determined using the present value of estimated future cash flows method.  The following table summarizes our financial assets and liabilities measured at fair value on a recurring basis as of March 31, 2010:

	Balance at March 31, 2010	Quoted Prices in Active Markets for Identical Assets	Significant other Observable Inputs	Significant Unobservable Inputs
		(Level 1)	(Level 2)	(Level 3)
Assets:
Website	$-	$-	$-	$-
Trademarks	5,030	-	-	5,030
Total Financial Assets	$5,030	$-	$-	$5,030

Following is a summary of activity through March 31, 2010 of the fair value of intangible assets valued using Level 3 inputs:

Balance at December 31, 2009	$14,481
Amortization of intangibles	(9,451)

Ending balance at March 31, 2010	$5,030

Net Earnings (Loss) Per Share

In accordance with ASC 260-10, “Earnings Per Share”, basic net earnings (loss) per common share is computed by dividing the net earnings (loss) for the period by the weighted average number of common shares outstanding during the period.  Diluted earnings (loss) per share are computed using the weighted average number of common and dilutive common stock equivalent shares outstanding during the period.  Dilutive common stock equivalent shares which may dilute future earnings per share consist of warrants to purchase 2,165,945 shares of common stock and 9,674,427 preferred shares which are mandatorily convertible on a one for one basis to common stock upon the meeting of certain conditions discussed in Note 7.  Equivalent shares are not utilized when the effect is anti-dilutive.

Segment Information

In accordance with the provisions of ASC 280-10, “Disclosures about Segments of an Enterprise and Related Information”, the Company is required to report financial and descriptive information about its reportable operating segments.  The Company does not have any operating segments as of March 31, 2010.

Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board ("FASB") issued ASC 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162” (“SFAS No. 168”).  Under ASC 105-10, the “FASB Accounting Standards Codification” (“Codification”) becomes the source of authoritative U. S. GAAP to be applied by nongovernmental entities.  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants.

ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  On the effective date, the Codification supersedes all then-existing non-SEC accounting and reporting standards.
All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative.  The adoption of ASC 105-10 did not have to an impact on the Company’s consolidated financial statements.

In June 2009, the SEC’s Office of the Chief Accountant and Division of Corporation Finance announced the release of ASC 805-10 (Staff Accounting Bulletin (“SAB”) No. 112).  This SAB amends or rescinds portions of the interpretive guidance included in the Staff Accounting Bulletin Series in order to make the relevant interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations.
Specifically, the staff updated the Series in order to bring existing guidance into conformity with recent pronouncements by the FASB, namely, ASC 805-10, Business Combinations, and ASC 810-10 “Non-controlling Interests in Consolidated Financial Statements.”  The statements in SAB are not rules or interpretations of the Commission, nor are they published as bearing the Commission’s official approval.  They represent interpretations and practices followed by the Division of Corporation Finance and the Office of the Chief Accountant in administering the disclosure requirements of the Federal securities laws.

NOTE 2 - GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company sustained net losses of $279,688 and used cash in operating activities of $57,365 for the three months ended March 31, 2010.  The Company had a working capital deficiency, stockholders’ deficiency and accumulated deficit of $1,082,544, $1,032,690 and $7,576,739, respectively, at March 31, 2010.  These factors raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time.  The Company’s continuation as a going concern is dependent upon its ability to generate revenues and its ability to continue receiving investment capital and loans from third parties to sustain its current level of operations.  The Company currently is preceding with a funding raise of $1,500,000 (see Note 10).  No assurance can be given that the Company will be successful in these efforts.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3 – NOTES PAYABLE

Notes payable classified as current consists of the following:

	March 31,	December 31,
	2010	2009

Lewis Digital, Inc.	$25,000	$25,000
William Neal Davis	100,000	100,000
Premier Bank Lending Center	50,703	50,703
Bruce Harmon (Related party)	15,300	15,300
Hillside building, LLC	10,000	-

Total	$201,003	$191,003

On March 12, 2009, the Company secured a note for $50,703 from Premier Bank Lending Center.  The note matures on March 12, 2010, bears interest at a rate of 6%, and has monthly interest only payments.  On March 12, 2010, Premier Bank Lending Center renewed the note for $50,703 to the Company.  The note matures on September 12, 2010, bears interest at a rate of 6.50% and has monthly interest only payments.

On June 30, 2009, the Company secured a note for $25,000 from Lewis Digital, Inc. (“Lewis Digital”) which matures on July 1, 2010, has interest at 15% per annum, with interest only payments quarterly.  The principal of Lewis Digital is a shareholder of the Company.

On September 10, 2009, the Company obtained an unsecured convertible note for $100,000 from William Neal Davis (“Davis”).  The one-year note requires monthly interest payments based on 12% per annum.  The conversion is at the option of Davis for 62,973 shares of Series D preferred stock or $1.58 per share. Warrants for 120% of the 62,973 shares, or 75,567 warrants, with an exercise price of $0.25, were also issued but do not vest unless and until the note is converted.  There was no fair value assigned to the warrants and there was no beneficial conversion value of the conversion feature of the note at the note date since the conversion price of $1.58 per share equals the $1.58 recent selling price of the Series D preferred stock.

On November 2, 2009, the Company secured a note for $15,300 from Bruce Harmon (“Harmon”), CFO and Director of the Company (see Note 6 - Related Parties).  The note bears interest at a rate of 12%.  The note matures on January 1, 2010.  Harmon has agreed in an addendum to the note to defer interest payments until maturity and extended the maturity date to July 1, 2010.

On February 10, 2010, the Company entered into a Promissory Note with Hillside Building, LLC, the landlord for the Company’s office space, for $10,000.  The amount is related to the required deposit for the office space.  The note has a one year term and accrues interest at the rate of 7% per annum.

NOTE 4 – CAPITALIZED LEASE

Capitalized lease consist of the following:

	March 31,	December 31,
	2010	2009

Hancock Bank	$1,706	$2,974

Total	1,706	2,974
Less: Current portion	(1,706)	(2,974)

Long-term portion	$-	$-

The two-year lease for a telephone system was originated in May 2008.

NOTE 5 – CONTINGENCIES

Legal

In 2008, a former employee who served as the CEO of the Company and was an original founder of the Company, was terminated for alleged wrongdoings.  The Company alleges that this individual illegally deposited investor funds into company bank accounts not authorized by the board of directors and wrote unauthorized checks, combined for approximately $371,000.  Subsequently, this individual allegedly withdrew the deposited funds and deposited them into accounts not controlled by the Company.  The board of directors, upon knowledge of this activity, removed this individual from the Company.  The Company has turned this matter over to the Florida Department of Law Enforcement.  The Company does not believe that these funds are recoverable and thereby has recorded a theft loss of approximately $371,000 which is included in selling, general and administrative expenses on its consolidated statement of operations.

The Company has two former leased employees that, due to the Company’s lack of funding, were not paid for several weeks worked in 2008 and 2009, which have been in settlement discussions for approximately $75,000.  All amounts were accrued as of March 31, 2010.  To date, the claims and threatened litigation have not been resolved.  Management is seeking an out-of-court settlement for a reduced amount.

Other

On February 10, 2010, the Company entered into an agreement with Ventana Partners, Inc. to facilitate the acquisition of the shares of a public company which eLayaway would utilize for a reverse merger.

NOTE 6 – RELATED PARTIES

Harmon, CFO and Director of the Company, is a note holder of the Company (see Note 3 – Notes Payable).  Accounts payable of $33,842 was due to our CFO’s company and himself personally, at March 31, 2010, for CFO services and advances to the Company.

NOTE 7 – STOCKHOLDERS’ EQUITY

Preferred Stock

The Company authorized 50,000,000 shares of preferred stock and has designated four Series as Series A, B, C and D.  All series of preferred stock are non-voting and have liquidation preference over common stock with a liquidation value equal to the price paid for each preferred share.  The preferred stock is mandatorily and automatically convertible on a one for one basis to common stock upon the earlier of (i) the effectiveness of the sale of the Company’s common stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended, other than a registration relating solely to a transaction under rule 145 under the Securities Act or to an employee benefit plan of the corporation, with aggregate proceeds to the Company and/or selling stockholders (prior to deduction of underwriter commissions and offering expenses) of at least $20,000,000, (ii) a sale of substantially all assets of the Company, or (iii) the event whereby the average closing price per share of common stock of the Company, as reported by such over-the-counter market, interdealer quotation service or exchange on which shares of common stock of the Company are primarily traded (if any), equals or is greater than $10.00 per share, for thirty (30) consecutive trading days.  Upon the automatic conversion of preferred stock to common stock, the shares are entitled to piggyback registration rights.

In September 2009, the Company issued a Private Placement Memorandum (“PPM”) to secure up to $3,000,000 with the issuance of Series D preferred stock at a par value of $1.588.  If all shares of the PPM were fully issued, they would represent 10% of the outstanding stock of the Company, assuming a conversion of all preferred stock.  In the three months ended March 31, 2010, the Company sold 37,785 Series D shares for cash of $60,000 and issued 16,216 Series D shares to settle $25,750 of liabilities. The Company incurred $1,250 of offering costs.  There was no gain or loss on the settlement.

Recapitalizations

In February 2009, as a condition of separation, the Company negotiated, for no consideration, the return to treasury of 1,547,772 common shares of the Company held by the Company’s former CEO and member of the founding group.  The returned shares were reissued pro rata to all the common and preferred stockholders.  This transaction was treated as a recapitalization of the Company and reflected retroactively for all periods presented.

On September 1, 2009, the Company converted to a corporation from an LLC.  This conversion was treated as a recapitalization and reflected retroactively for all periods presented.

On April 12, 2010 the Company was acquired by an inactive publicly held-entity in a transaction treated as a recapitalization of the Company (see Note 10). The effect of the recapitalization has been retroactively applied to all periods presented in the accompanying consolidated financial statements.

Stock Warrants

The Company has issued warrants to individuals and entities. Warrant activity for the three months ended March 31, 2010 is as follows:

Weighted
	Number	Average
	of	Exercise
	Warrants	Price

Outstanding at December 31, 2009	2,165,945	$0.25

Granted	-	$-
Exercised	-	$-
Forfeited	-	$-
Expired	-	$-

Outstanding at March 31, 2010	2,165,945	$0.25

Exercisable at March 31, 2010	2,090,378	$0.25

Weighted Average Grant Date Fair Value		$-

The following table summarizes information about stock warrants outstanding at March 31, 2010:

Warrants Outstanding					Warrants Exercisable
	Number	Weighted			Number
	Outstanding	Average	Weighted		Exercisable	Weighted
Range of	at	Remaining	Average	Aggregate	at	Average	Aggregate
Exercise	March	Contractual	Exercise	Intrinsic	March	Exercise	Intrinsic
Price	31, 2010	Life	Price	Value	31, 2010	Price	Value

$0.25	2,165,945	4.5 Years	$0.25	$ -	2,090,378	$0.25	$ -

NOTE 8 – CONCENTRATIONS

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to a concentration of credit risk, consist principally of temporary cash investments.

The Company places its temporary cash investments with financial institutions insured by the FDIC.  No amounts exceeded federally insured limits as of March 31, 2010.  There have been no losses in these accounts through March 31, 2010.

Concentration of Intellectual Property

The Company owns the trademark “eLayaway” and the related logo, and owns, through its subsidiary, MDIP, LLC, the U.S. utility patent pending rights, title and interest, filed on October 17, 2006, relating to the eLayaway business process.  The Company’s business is reliant on these intellectual property rights.  MDIP Assigned the Utility Patent Application to the Company in 2010 (see Note 1).

NOTE 9 - ACQUISITION AND DISSOLUTION OF MDIP, LLC

On February 18, 2009, the Company acquired MDIP, for nominal consideration, from its three founders, who are also the founders of eLayaway.  MDIP holds the intellectual property rights related to the electronic payment systems and methods for which a non-provisional patent application for Letters Patent of the United States which was filed on October 17, 2006, and assigned a Utility Patent application Serial No. 11/550,301 (see Note 1).  For accounting purposes, the transaction is treated as an asset acquisition since there was no business in MDIP as it was just a holding entity for the assets.  There was no value recorded for the assets acquired.  On March 8, 2010, MDIP assigned the Utility Patent Application to eLayaway.  On March 19, 2010, the Company filed with the State of Florida for the dissolution of MDIP.

NOTE 10 – SUBSEQUENT EVENTS

On March 19, 2010, the Company executed a Merger Agreement with Tedom Capital, Inc. (“Tedom,” TDOM.OB), a Delaware corporation, to facilitate a reverse triangular merger with Tedom Acquisition Corporation, a wholly-owned subsidiary of Tedom.  As a condition of the merger, the shareholders, both common and preferred, of eLayaway, will convert on a one-to-one basis to the identical capital structure in Tedom and persons holding warrants of 2,165,945 common shares of eLayaway will receive 1,082,973 common shares of Tedom.  Tedom filed a Form 8-K on March 25, 2010 to reflect the Merger Agreement.  The Merger closed on April 12, 2010 (the “Merger Date”).  The Company accounted for this transaction as a recapitalization of the Company as the common shareholders of eLayaway obtained an approximate 76% voting control and management control of Tedom as a result of the merger.  On the Merger Date there was a deemed issuance by the Company of 1,786,515 common shares to the pre-merger shareholders of Tedom.  Due to an Asset Purchase and Sale Agreement in Tedom there were no assets or liabilities existing in Tedom at the Merger Date.  On April 19, 2010, Tedom filed with FINRA for the change of its name and symbol.

On April 6, 2010, the Company entered into a Convertible Promissory Note with an individual (the “holder”) for $100,000.  The note has a one year term and accrues or pays, at the option of the holder, interest at 12% per annum.  The note will be transferred to the Parent company after the reverse merger and is convertible at the option of the holder into common stock of the public Parent company at $0.25 per share on or after the maturity date of the loan.

On April 13, 2010, the Company granted a total of 6,013,485 common shares of Tedom to various service providers.

On April 16, 2010, Tedom filed with the State of Delaware to change its name to eLayaway, Inc.

On April 19, 2010, eLayaway filed with the State of Florida to change its name to eLayawayCOMMERCE, Inc.

On April 20, 2010, the Company started a new private placement funding procurement effort to sell up to 3,000,000 common shares of the Company at $0.50 per share for maximum gross proceeds of $1,500,000.  The minimum investment per purchaser is $50,000 and there is no minimum amount that must be raised by the Company for the offering to close. The Company will pay a 10% finders fee to persons who assist with the sale of the Company shares.